Exhibit 99.1

 Cautionary Statement  Information provided herein by CTBI contains “forward-looking” information. CTBI cautions that any forward-looking statements made are not guarantees of future performance and that actual results may differ materially from those in the forward-looking statements. Please refer to CTBI’s 2016 Annual Report on Form 10-K, Cautionary Statement Regarding Forward Looking Statements for additional information.  2

Key Metrics

▪ Total Assets	$3.9 billion
▪ Market Capitalization	$874.4 million
▪ Cash Dividend Yield	2.58%
▪ P/E Ratio	18.4x
▪ Price to Book Value	1.8x
▪ Price to Tangible Book Value	2.0x
▪ Tangible Common Equity Ratio	11.25%

- Competitive Position
  - 2nd largest Kentucky domiciled bank holding company
  - #1 in Kentucky in deposit market share of all Kentucky domiciled FDIC insured institutions
  - 6th largest bank in Kentucky in terms of deposit market share of all FDIC insured institutions

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 Our Banking Franchise  Serving customers in 80 branch locations in 35 counties throughout Kentucky, Tennessee, and West Virginia, including 5 trust offices in Kentucky and Tennessee  4

Our Banking Franchise

Central Region

Loans - $639 million

Deposits - $773 million

- Danville
- Lexington
- Mt. Sterling
- Richmond
- Versailles
- Winchester

Eastern Region

Loans - $886 million

Deposits - $1.4 billion

- Floyd/Knott/Johnson
- Hazard
- Pikeville
- Tug Valley
- Whitesburg

Northeastern Region

Loans - $351 million

Deposits - $501 million

- Advantage Valley
- Ashland
- Flemingsburg
- Summersville

South Central Region

Loans - $612 million

Deposits - $672 million

- Campbellsville
- LaFollette
- Middlesboro
- Mt. Vernon
- Williamsburg

Indirect Lending

Loans - $445 million

CTIC

Assets Under Management - $2.1 billion (including $0.6 billion CTB)

Revenues - $13.4 million

- Ashland
- LaFollette
- Lexington
- Pikeville
- Versailles

Financial data as of December 31, 2016

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 Trust Assets Under Management &Trust Revenue  Assets in billionsRevenue in millions  6  Includes CTB portfolio

 7  2016 Performance

 2016 Performance Summary   Budget ResultsEarnings $48.7 million $47.3 millionEPS $2.77 per share $2.70 per shareROAA 1.25% 1.21%ROAE 9.91% 9.58%Assets $3.98 billion $3.93 billionLoans $3.01 billion $2.94 billionDeposits $3.26 billion $3.33 billionShareholders’ equity $502.3 million $500.6 million  8

 Shareholder Value  9

 2016 cash dividends increased 3.3%Dividend payout ratio for 2016 was 46.67%Desired level between 40% and 50%December 31, 2016 cash dividend yield was 2.58%Cash dividend increased to $0.32 per share effective October 1, 2016  Dividends Per Share  10

 Shareholders’ Equity  (in millions)  Shareholders’ equity has increased 25.0% during the past five years6.4% compound growth rate for the past five years2017 goal for shareholders’ equity - $510 to $550 million  6.4%  11

 Book ValuePer Share  Tangible Common Equity/Assets  12

 Total Market Capitalization  Peer data not available as of March 31, 2017. Peer data obtained from S&P Global; peer group consists of publicly traded regional bank holding companies with an average asset size of $4.1 billion, as defined in our Proxy Statement.  (in millions)  Price to Tangible Book Value 2012 2013 2014 2015 2016 3/31/17 CTBI 1.53x 2.06x 1.67x 1.50x 2.01x 1.83x Peer 1.39x 1.72x 1.72x 1.71x 1.83x N/A    13  All data is as of year-end except 2017 which is as of March 31, 2017.

 5 Year Cumulative Total ReturnComparison of CTBI, NASDAQ Stock Market (U.S.), and NASDAQ Bank Stocks  An investment in CTBI stock on December 31, 2011 would have outperformed the NASDAQ Stock Market (U.S.) but not the NASDAQ Bank Stocks Index at December 31, 2016.      14

 Comparison to Russell 2000 Indexof Small Cap Companies  Return to Investors  3-, 5-, and 10-year total returns annualized  December 31, 2016    15

 Core Value Long-Term Investment  12 stock splits and 10 stock dividends36 years of consecutive increases in cash dividends5-year compound growth rate of cash dividends 2.4%Stock included in the NASDAQ Global Select Market, NASDAQ Dividend Achievers Index, and NASDAQ Bank Stock IndexRecognized as one of “America’s 50 Most Trustworthy Financial Companies” for three consecutive years and ranked 1st and 2nd in the “Small Cap” category in the years 2014 and 2015, respectively, and tied for 1st in the year 2016CTBI shareholders include173 institutional investors (including CTIC – 10.5%) hold 9.9 million shares (54.4%)219 mutual funds hold 4.2 million shares (23.9%)  Data as of December 31, 2016  16

 Earnings Review  17

 EPS increased 1.5% from 2015 to 20162017 EPS goal - $2.76 to $2.86 per share  Earnings Per Share  18

 Return on Average Assets  Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 12/31/2016 for bank holding companies with consolidated assets of $3 billion to $10 billion.  19

 (in millions)  Net Income  Net income increased 2.0% from 2015 to 20162017 goal for net income - $49.0 to $50.2 million  20

 Revenues  (in millions)  2016 revenues increased 1.3% from 20152017 goal for revenues - $187.8 to $193.8 million  21

 2016 noninterest income increased 3.5% from 2015Increases in deposit service charges, trust revenue, loan related fees, and securities gains (losses)2017 goal for noninterest revenue – 25.0% to 25.8% of total revenue  Noninterest Incomeas a % of Total Revenue  (in millions)  22

 2016 net interest revenue increased by 0.6% from 2015Net interest margin decreased 11 basis pointsAverage earning assets increased $128.2 million, or 3.6%  (in millions)  Net Interest Revenue  23

 Net Interest Margin  Pressure on the margin1-year cumulative gap position at 12/31/16 – (4.04)%  % of assets repricingWithin 30 days 30.88%% of liabilities repricing Within 30 days 15.44%Within 90 days 25.40%Within 180 days 35.36%  Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 12/31/2016 for bank holding companies with consolidated assets of $3 billion to $10 billion.  24

 Net Noninterest Expenseas a % of Average Earning Assets  Noninterest Expense & Efficiency Ratio  (in millions)  (in millions)    Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 12/31/2016 for bank holding companies with consolidated assets of $3 billion to $10 billion.  25

 Balance Sheet Review  26

 Total assets at 12/31/16 increased $28.2 million, or 0.7%, from 12/31/2015Loans increased $64.4 million or 2.2%Investment portfolio increased $9.7 million or 1.6%Deposits growth $100.4 million or 3.1%2017 goal for total assets - $3.90 to $4.40 billion  (in billions)  Total Assets  27

 (in billions)  Total Loans  Total loans at 12/31/16 increased 2.2% from 12/31/15Loan production for the year totaled $0.8 billion2017 goal for total loans - $3.00 to $3.20 billion  December 31, 2016  Loan PortfolioMix  28

 Concentrations of Creditas a % of Total Loans  December 31, 2016  * As a percentage of funded exposure  29

 Net Charge-offsas a % of Average Loans  NonperformingLoansas a % of Total Loans  Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 12/31/2016 for bank holding companies with consolidated assets of $3 billion to $10 billion.       December 31, 2016  30

 Nonperforming Assetsas a % of Total Assets  Loan Loss Reserveas a % of Net Loans  $35.9 million in other real estate owned  Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 12/31/2016 for bank holding companies with consolidated assets of $3 billion to $10 billion.  31

 Total Other Real Estate Owned  Sales of foreclosed properties for the year ended 12/31/16 $9.5 millionNew bookings in 2016 $5.9 millionProperties under contract to sell $1.9 million  (in millions)  32

 (in billions)  Total Depositsincluding Repurchase Agreements  2017 goal for total deposits including repurchase agreements - $3.30 to $3.50 billion  Total Depositsincluding Repurchase Agreements  December 31, 2016  33

 1st Quarter 2017Review  34

 Earnings Per Share  35

 (in millions)  Net Income  36

 Net interest incomeDecreased $0.2 million year over yearDecreased $0.3 million quarter over quarterProvision for loan lossesDecreased $0.5 million year over yearDecreased $0.8 million quarter over quarterNoninterest incomeIncreased $0.6 million year over yearDecreased $0.9 million quarter over quarterNoninterest expenseIncreased $1.4 million year over yearIncreased $0.6 million quarter over quarter  Net Income  37

 (in millions)  Noninterest Income  Q-O-QDecreases in gains on sales of loans, deposit service charges, and loan related feesY-O-YIncrease in deposit service charges and loan related fees  38

 (in millions)  Noninterest Expense  Q-O-Q$0.5 million increase in personnel expenseY-O-Y$0.8 million increase in personnel expense  39

 40  (in billions)  Total Assets  Total assets at 3/31/17 increased $102.0 million, or an annualized 10.5%, during the first quarterLoans increased $31.5 millionInvestment portfolio increased $0.3 millionDeposits increased $84.9 million

 Loan portfolio increased at an annualized rate of 4.3% during the quarterCommercial loans increased $20.6 millionIndirect loans increased $12.6 millionResidential loans decreased $0.8 millionConsumer direct loans decreased $0.9 millionLoan increase from prior year first quarter 2.8%  (in billions)  Total Loans  41

 Deposits, including repurchase agreements, increased an annualized 10.3% from prior quarter and 3.8% from prior year first quarter  (in billions)  Total Depositsincluding Repurchase Agreements  42

 Nonperforming Loansas a % of Total Loans  43

 Nonperforming Assetsas a % of Total Assets  44

 Net Charge-offsas a % of Average Loans (annualized)  45

 Efficiency Ratio  46

 Key Strategic Initiatives  47

Operational Priorities

- Build core earnings capacity
  - Quality loan growth
  - Low cost deposit growth
- Maintain net interest margin
- Operational efficiency
  - Expense control
  - Noninterest revenue growth
- Compliance management
- Increase noninterest income
  - Wealth management
  - Brokerage
  - Life insurance
- Continuing focus on improving asset quality
- Liquidation of other real estate owned

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CTBI: 2017 Outlook

Net Income	$49.0 - $50.2 million
Earnings Per Share	$2.76 - $2.86 per share
ROAA	1.19% - 1.25%
ROAE	9.10% - 10.10%
Assets	$3.9 - $4.4 billion
Loans	$3.0 - $3.2 billion
Deposits	$3.3 - $3.5 billion
Shareholders' Equity	$510 - $550 million

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CTBI's Franchise Value

- History of solid investor returns
- Historically strong capital position
- Investor focused dividend policy
  - Dividend Achievers Index
- Consistent financial performance
- Community banking strategy
- Economic diversity in the markets we serve
- Strong experienced management team and over 1,000 dedicated employees
- Our shareholders

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To Our Shareholders  Your management has a Strategic Plan for the performance and operations of your company. Success will be attained by the execution of this plan, not just by management, but by approximately 1,000 employees. The continuing support by you, our shareholders, by referring your friends, neighbors, and business associates to do business with your bank, is invaluable to the execution of our plans for the performance of your Company.  51